                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                        ZYCAD CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125  per Exchange  Act Rules  0-11(c)(1)(ii), 14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                               ZYCAD CORPORATION
                             47100 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 18, 1995
                            ------------------------
TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Zycad Corporation (the "Company"), a Delaware corporation, will be held on Monday, December 18, 1995 at 3:30 p.m., Pacific Standard Time, at the Company's principal executive offices at 47100 Bayside Parkway, Fremont, California, for the following purposes:

        1. To ratify and approve the Company's 1993 Stock Option Plan (the "1993 Plan") and authorize the issuance of 1,500,000 shares of Common Stock upon the exercise of stock options granted under the 1993 Plan.

        2. To ratify and approve the amendment to the 1993 Plan increasing the number of shares that may be issued under the 1993 Plan from 1,500,000 shares to 3,000,000 shares.

        3. To ratify the amendment to the Zycad Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") increasing the number of shares that may be issued under the Stock Purchase Plan from 300,000 shares to 500,000 shares.

        4. To approve the 1995 Stock Option Plan for Non-employee Board Directors and reserve 200,000 shares of stock for issuance thereunder.

        5. To amend the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock from 25,000,000 shares to 30,000,000 shares.

        6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of the business on October 18, 1995 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed proxy as promptly as possible in the postage-paid envelope enclosed for that purpose.

    Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors
                                          Douglas E. Klint
                                          CORPORATE SECRETARY
Fremont, California
November 17, 1995

                             YOUR VOTE IS IMPORTANT
    IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               ZYCAD CORPORATION
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Zycad Corporation, a Delaware corporation ("Zycad" or the "Company"), for use at the Special Meeting of Stockholders to be held Monday, December 18, 1995 at 3:30 p.m., Pacific Standard Time, and at any adjournment thereof. The Special Meeting will be held at Zycad's principal executive offices, 47100 Bayside Parkway, Fremont, California 94538. The Company's telephone number at this address is
(510) 623-4400.

    The Company intends to mail this Proxy Statement to Stockholders on or about November 22, 1995.

BACKGROUND

    Shareholders have previously approved the 1984 Stock Option Plan under which 4,000,000 shares were reserved for issuance to Zycad employees. Of this amount, 3,535,000 option shares were actually granted and 465,000 option shares expired. In 1993 the Board of Directors approved the 1993 Stock Option Plan and 1,500,000 shares were reserved (this amount includes the 465,000 shares that expired under the 1984 Stock Option Plan and 1,035,000 new shares). All of these 1,500,000 shares have been granted under the 1993 Plan. Consequently an additional 1,500,000 shares were approved for issuance under the 1993 Plan by the Board in August 1995.

    Stock options are required to provide incentives to both retain existing employees or to recruit new employees. Because the competition for highly specialized personnel is extremely keen in the electronic technology industry, stock incentives are often the difference between retaining and hiring key people or losing them to competitors. With the approval of the additional 1,500,000 shares under the 1993 Stock Option Plan, the increase of 200,000 shares in the Employee Stock Purchase Plan and the 200,000 shares for non-employee members of the Board of Directors, the total outstanding shares and shares reserved for issuance will amount to 24,228,000 or 97% of the 25,000,000 authorized amount. Accordingly, management recommends that the authorized shares of Common Stock be increased from 25 million shares to 30 million shares. This increase would allow management to raise additional capital, if necessary, to satisfy the growth demands of either the company's traditional business or the GateField business.

    Accordingly, the Board of Directors recommends approval of the items described on the proxy statement.

    A summary of the current option/warrant shares and the new shares being recommended by management follows (rounded to the nearest 1,000):

Shares outstanding at October 18, 1995..............................             19,641,000

1984 STOCK OPTION PLAN -- 4,000,000 shares authorized
  Exercised and included in the 19.6 M above........................  2,458,000
  Outstanding options not yet exercised.............................  1,077,000   1,077,000
                                                                      ---------
  Total granted.....................................................  3,535,000
  Expired and not used..............................................    465,000
                                                                      ---------
    TOTAL...........................................................  4,000,000

1993 STOCK OPTION PLAN -- 1,500,000 shares approved by the Board of
 Directors
  Not used in the 1984 Plan.........................................    465,000
  New additions.....................................................  1,035,000
                                                                      ---------
    TOTAL...........................................................  1,500,000   1,500,000

  Less: Options exercised and included in the 19.6M above...........                (20,000)
  Warrants outstanding..............................................                130,000
                                                                                 ----------
  Total shares, options and warrants currently outstanding or
   reserved.........................................................             22,328,000
  Total shares, options and warrants currently outstanding..........             22,328,000
  1993 Plan Increase................................................              1,500,000
  Employee stock purchase plan increase.............................                200,000
  1995 Plan for Outside Directors...................................                200,000
    TOTAL...........................................................             24,228,000
  Unreserved and remaining for future issuance......................                772,000
                                                                                 ----------
  Current authorized amount.........................................             25,000,000
  Recommended increase in authorized amount.........................              5,000,000
                                                                                 ----------
    NEW AUTHORIZED AMOUNT...........................................             30,000,000

RECORD DATE AND SHARES OUTSTANDING

    Stockholders of record at the close of business on October 18, 1995 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 19,640,838 shares of the Company's Common Stock ("Common Stock"), $.10 par value, were issued and outstanding. The closing price of the Common Stock on the Record Date, as reported by the NASDAQ National Market, was $8.125 per share.

REVOCABILITY OF PROXIES

    Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it any time before it is exercised. It may be revoked by filing with the Corporate Secretary of the Company at the Company's principal executive office, 47100 Bayside Parkway, Fremont, California 94538, an instrument of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

VOTING AND SOLICITATION

    On each matter being presented at the Special Meeting, stockholders are entitled to one vote for each share of Common Stock held.

    The Company will bear the entire cost of solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional material furnished to stockholders. The solicitation of proxies by mail may be supplemented by telephone, telegram, video or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to these persons for any such services. In addition, The Company has retained the services of Beacon Hill Partners, Inc. as a paid solicitor to solicit proxies for an estimated fee of $3,500 plus out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Except as described above, the Company does not intend to solicit proxies other than by mail.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date (excluding treasury stock). Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to cast by the Common Stock present in person or represented by proxy at the Special Meeting and "entitled to vote on the subject matter" (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, an abstention has the same effect as a vote against a proposal. In a 1988 Delaware case, BERLIN V. EMERALD PARTNERS, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes with respect to proposals such as those set forth in this Proxy Statement should not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter other than the amendment of the Certificate of Incorporation.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be included in the proxy statement relating to the Company's 1996 Annual Meeting of Stockholders must be received by the Company no later than December 29, 1995 in order that they may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date (i) by each person known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) by each of the Company's directors, (iii) by each of the executive officers named in the Summary Compensation Table, and (iv) by all executive officers and directors of the Company as a group.

                   SHARES OF COMMON STOCK BENEFICIALLY OWNED

                                                                                                    APPROXIMATE
NAME OF INDIVIDUAL                                                                 NUMBER OF          PERCENT
IDENTITY OF GROUP                                                                SHARES OWNED          OWNED
------------------------------------------------------------------------------  ---------------  -----------------
Phillips W. Smith ............................................................     1,021,993              5.2%
 4601 E. Indian Bend Rd.
 Paradise Valley, AZ 85253
James Fiebiger ...............................................................        23,668(1)          *
Benjamin Huberman ............................................................        90,000(2)          *
Peter J. Cassidy .............................................................       300,000(3)           1.5%
Douglas E. Klint .............................................................         4,001(4)          *
John R. Harding ..............................................................        --                --
 (Resigned 10/31/94)
All directors and current executive officers as a group (7 persons) .              1,435,479(5)           7.2%

------------------------
 *  Less than (1) percent.

(1) Includes 20,000 shares subject to warrants held by Dr. Fiebeger that are exercisable within 60 days of the Record Date.

(2) Includes 70,000 shares subject to warrants held by Mr. Huberman that are exercisable within 60 days of the Record Date.

(3) Represents 300,000 shares subject to options held by Mr. Cassidy that are exercisable within 60 days of the Record Date.

(4) Includes 4,000 shares subject to options held by Mr. Klint that are exercisable within 60 days of the Record Date.

(5) Includes 394,818 shares subject to options and warrants held by five persons that are exercisable within 60 days of the Record Date.

DIRECTOR COMPENSATION

    Members of the Board of Directors who are not employees of the Company receive a retainer of $2,500 per quarter plus a fee of $1,000 for attendance at each Board and Board Committee meeting and are reimbursed for their expenses in attending meetings of the Board of Directors. On September 10, 1990, Mr. Huberman received warrants from the Company entitling him to purchase 50,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, the then market value. The warrants granted on September 10, 1990, did not become exercisable until six months from the issue date (sixth month anniversary date), at which time these warrants became exercisable for 16.6% of such shares and became exercisable cumulatively as to 2.78% of such shares on the seventh month anniversary date and on each monthly anniversary date thereafter. These 1990 warrants are now exercisable in full. On August 16, 1993, Mr. Huberman received additional warrants from the Company entitling him to purchase 30,000 shares of the Company's Common Stock at an exercise price of $2.06 per share, the then market value. These warrants become exercisable cumulatively for 10,000 shares on each yearly anniversary date. On February 4, 1994, Dr. Fiebiger received warrants from the Company entitling him to purchase 50,000 shares of the Company's Common Stock at an exercise price of $3.63 per share, the then market value. These warrants become exercisable for 10,000 shares on each yearly anniversary date. All warrants expire six years after their respective issue dates or 90 days after resignation from the Board of Directors, whichever occurs first.

                                  PROPOSAL ONE
                     APPROVAL OF THE 1993 STOCK OPTION PLAN

    The Company has two employee stock option plans, the 1984 Stock Option Plan and the 1993 Stock Option Plan. The 1984 Stock Option Plan (the "1984 Plan") was adopted in March 1984 and is described in the Section titled "Stock Options and Stock Appreciation Rights" under Executive Compensation. There are a total of 4,000,000 shares of Common Stock reserved for issuance and approved by the Board of Directors and stockholders under the 1984 Plan. As of September 30, 1995, options to purchase approximately 3,535,000 shares had been granted under the 1984 Plan, 2,458,000 shares had been exercised and options to purchase 1,077,000 shares were outstanding. Due to the fact that the 1984 Plan expired in March 1994, there are no options available under this Plan for future grants.

    The 1993 Stock Option Plan (the "1993 Plan") was adopted by the Board of Directors in August 1993, at which time 1,500,000 shares of Common Stock were authorized by the Board of Directors for issuance under the 1993 Plan. As of September 30, 1995, options to purchase approximately 1,500,000 shares had been granted under the 1993 Plan, 20,000 shares had been exercised and options to purchase 1,480,000 were outstanding. There are currently no shares available from this initial reserve of 1,500,000 shares for future grant under the 1993 Plan.

PROPOSAL

    In August 1993, the Board of Directors adopted the 1993 Plan and reserved 1,500,000 shares for issuance thereunder. The Board adopted the 1993 Plan in anticipation of the expiration of the 1984 Plan in March 1995. At the Special Meeting, the stockholders are being requested to ratify and approve the 1993 Plan and authorize the issuance 1,500,000 shares of Common Stock thereunder in Proposal One.

    The Company believes stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. High technology companies like Zycad have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these companies for experienced engineers, executives and key personnel and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to achieve the Company's objectives. The Company's growth and diversification through the Gatefield division is partly responsible for the need to adopt a new stock option plan to replace the expired 1984 Plan.

    The 1993 Plan is structured to comply with the requirements of Rule 16b-3 under the Exchange Act, which provides an exemption from the short-swing trading restrictions applicable to officers and directors for certain employee benefit plans. In order to comply with the rule, such plans must be in writing, approved by the stockholders and subject to "disinterested administration," as defined in the rule, and the options granted thereunder must be nontransferable and must be held at least six months prior to disposition of the option (other than by way of exercise) or the underlying stock. Failure to comply with Rule 16b-3 would impair the value of the plan in providing equity incentives to officers in that the grant of an option could be characterized as a "purchase" of a security, subject to the prohibition against realizing profit from any purchase and sale within a six-month period, as set forth in Section 16 of the Exchange Act.

    All of the Company's employees, currently approximately 212, are eligible to participate in the Option Plan.

SUMMARY OF THE 1993 STOCK OPTION PLAN

    GENERAL. The 1993 Plan gives the Board, or a committee appointed by the Board, authority to grant options to purchase Common Stock. Options granted to employees under the 1993 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, at the discretion of the Board or its committee, except that options granted prior to the Share Increase Amendment may not be ISO's.

    PURPOSES. The purposes of the 1993 Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees of the Company and to promote the success of the Company's business.

    ADMINISTRATION. The 1993 Plan may be administered by the Board or a committee of the Board so long as administration complies with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All option grants to officers of the Company are determined by the Compensation Committee, while grants to other employees are proposed by such committee and approved by the Board of Directors.

    ELIGIBILITY. The 1993 Plan provides that stock options may be granted to employees (including officers and directors who are also employees), of the Company and its majority-owned subsidiaries. The Board or a committee of the Board selects the participants and determines the number of shares to be subject to each stock option. As of the Record Date, the Company and its majority-owned subsidiaries had a total of 212 employees.

    EXERCISE PRICE. The per share price for shares issued pursuant to options granted under the 1993 Plan is determined by the Board or its committee and must not be less than 100% of the fair market value of the Common Stock on the date of the grant. Fair market value per share is the closing price as reported on the NASDAQ National Market on the date of grant.

    Incentive stock options granted to stockholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price must be at least 110% of the fair market value on the date of grant.

    TERMS OF OPTIONS. Each option is evidenced by a written agreement between the Company and the person to whom such option is granted. The Board or its committee determines the terms of the options granted under the 1993 Plan.

    Each option shall be designated either an incentive stock option or a nonstatutory stock option, except that to the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company) exceeds $100,000, such excess options shall be treated as nonstatutory stock options.

    Options typically vest over a four-year period at a rate of one-fourth after each year for the first two years and ratably each month thereafter. Pursuant to the 1993 Plan, options may be subject to the following additional terms and conditions:

    (a) EXPIRATION OF OPTIONS. The term of each option granted under the 1993 Plan is ten years from the date of grant, unless a shorter period is provided in the stock option agreement.

        However, incentive stock options granted to an optionee who, at the time of the grant, owns stock representing more than 10% of the Company's outstanding stock, expire five years from the date of grant or such shorter time as may be provided in the stock option agreement.

    (b) EXERCISE OF OPTION. The optionee must earn the right to exercise the option by continuing to work for the Company. The Board or a committee of the Board may determine when options are exercisable.

        An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The permissible methods of payment of the exercise price of the shares purchased upon exercise of an option shall be determined by the Board or its committee in accordance with the provisions of the 1993 Plan and the applicable option agreement.

    (c) TERMINATION OF EMPLOYMENT. If an optionee's employment with the Company is terminated for any reason other than death or permanent disability, the optionee's options outstanding under the 1993 Plan may be exercised within three (3) months (or such other period of time as determined by the Board, not to exceed certain limits) after the date of such termination (but in no event later than the date of expiration of the term of such option) to the extent the options were exercisable on the date of termination.

    (d) DISABILITY OF OPTIONEE. If an optionee's employment by the Company terminates because of total and permanent disability, the optionee's options outstanding under the 1993 Plan may be exercised within 12 months (or such other period of time as determined by the Board, not to exceed certain limits) after termination (but in no event later than the date of expiration of the term of such option) to the extent such options were exercisable at the date of termination.

    (e) DEATH OF OPTIONEE. If an optionee should die while employed by the Company, the optionee's options outstanding under the 1993 Plan may be exercised by his or her representatives at any time within 12 months after death (but in no event later than the date of expiration of the term of such option) to the extent the options were exercisable at the date of death.

    (f) NON-TRANSFERABILITY OF OPTIONS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

    (g) ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER. In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation shall assume all outstanding options or substitute new options therefor. If the successor corporation refuses to assume the options or substitute equivalent options, the Board may determine in its discretion to accelerate the exercisability of such options.

    (h) AMENDMENT AND TERMINATION OF THE 1993 PLAN. The Board may amend or terminate the 1993 Plan from time to time in such respects as the Board may deem advisable, without approval of the stockholders, except to the extent and in the manner required by Rule 16b-3 under the Exchange Act [or Section 422 of the Code]. Any amendment or termination of the 1993 Plan shall not affect options already granted and such options shall remain in full force and effect as if the 1993 Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Company, which agreement must be in writing and signed by the optionee and the Company.

        In any event, the 1993 Plan shall terminate in August 2003. Any options outstanding under the 1993 Plan at the time of its termination shall remain outstanding until they expire by their terms.

FEDERAL TAX INFORMATION

    Options granted under the 1993 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options, except that all options granted under the 1993 Plan prior to the Share Increase Amendment are nonstatutory options.

    If an option is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain and any loss will be treated as long-term capital loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as short-term or long-term capital gain or loss, depending on the holding period, and will not result in any deduction by the Company.

    All options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price and the Company will be entitled to a tax deduction in the same amount. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss.

    Different rules may apply with respect to optionees subject to Section 16(b) of the Exchange Act.

    The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the 1993 Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

PARTICIPATION IN THE 1993 STOCK OPTION PLAN

    The grant of options under the 1993 Plan to employees, including the executive officers named in the Summary Compensation Table (the "Named Executive Officers"), is subject to the discretion of the Board or its committee. As of the date of this Proxy Statement, there has been no determination by the Committee with respect to future awards under the 1993 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of options under the 1993 Plan to the Named Executive Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year ended December 31, 1994.

                               NEW PLAN BENEFITS
                             1993 STOCK OPTION PLAN

                                                                                                  WEIGHTED
                                                                                                  AVERAGE
                                                                                                  EXERCISE
                                                                                                  PRICE
                                                                                     OPTIONS      PER
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION                               GRANTED (#)    SHARE ($/SH.)
--------------------------------------------------------------------------------  -------------   ----
Phillips W. Smith, President and CEO............................................        0         0
Peter J. Cassidy, Executive Vice President and CFO..............................        0         0
John R. Harding, Executive Vice President, Sales and Marketing (Resigned on
 10/31/94)......................................................................        0         0
Douglas E. Klint, Vice President, Secretary and General Counsel.................        0         0
Horst Sandfort, President, GateField Division (Hired 9/6/95)....................  400,000(1)      $6.81
Charles Olson, Vice President and General Manager, Accelerator Division (Became
 an executive officer on 6/30/95)...............................................  150,000(2)      $1.00
All current executive officers as a group (5 persons)...........................  550,000(1)(2)   $5.23
All other employees as a group..................................................  950,000         $2.46

------------------------
(1) Represents options granted in September 1995 subject to stockholder approval of the 1993 Plan.

(2) Represents options granted prior to Mr. Olson's appointment as an executive officer in June 1995.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Affirmative votes constituting a majority of the Votes Cast will be required to approve the 1993 Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1993 PLAN.

                                  PROPOSAL TWO
                      AMENDMENT TO THE 1993 PURCHASE PLAN

PROPOSAL

    In August 1993, the Board of Directors adopted the 1993 Plan and reserved 1,500,000 shares for issuance thereunder. See Proposal One "Approval of the 1993 Stock Option Plan". Options for all of the initial reserve of 1,500,000 shares have been granted under the 1993 Plan.

    In  August 1995,  the board  of Directors  adopted an  amendment (the "Share
Increase Amendment") to increase the number of shares reserved for issuance under the 1993 Plan from 1,500,000 to 3,000,000 shares. At The Special Meeting, the stockholders are requested to ratify and approve the Share Increase Amendment increasing the number of shares reserved for issuance under the 1993 Plan from 1,500,000 to 3,000,000 shares.

    The Company believes stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. High technology companies like Zycad have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with these companies for experienced engineers, executives and key personnel and must be able to offer comparable packages to attract the caliber of individual that the Company believes is necessary to achieve the Company's objectives. The Company's growth and diversification through the Gatefield division is partly responsible for the need to adopt the Share Increase Amendment.

    See Proposal One "Approval of the 1993 Stock Option Plan" for a summary of the 1993 Plan, federal tax information, and information on participation in the 1993 Plan.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Affirmative votes constituting a majority of the votes cast will be required to approve the Share Increase Amendment.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE SHARE INCREASE AMENDMENT.

                                 PROPOSAL THREE
                 AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

    The Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Board of Directors in March 1987 and approved by the stockholders in May
1987. The Stock Option Plan originally provided for 100,000 shares of the Company's Common Stock for sale to employees. In February 1992, the Board of Directors increased the number of shares authorized to be issued under the Stock Purchase Plan from 100,000 shares to 300,000 shares, which increase was approved by the stockholders at the 1992 Annual Meeting of Stockholders. As of January 1, 1995, all of the 300,000 shares available under the Stock Purchase Plan had been purchased by employees and there were no shares available for future issuance under the Stock Purchase Plan.

PROPOSAL

    On August 30, 1995, the Board of Directors approved an amendment to the Stock Purchase Plan to increase the number of shares reserved for issuance thereunder from 300,000 shares to 500,000 shares. The stockholders are being asked to approve this amendment at the Special Meeting.

    The Company estimates that it will utilize substantially all of this increase of 200,000 shares through employee purchases under the Stock Purchase Plan during fiscal years 1996 and 1997 until the Stock Purchase Plan expires on December 31, 1997.

    The Board of Directors believes it is in the best interests of the Company to provide employees with an opportunity to purchase Common Stock of the Company through payroll deductions. The Board of Directors further believes that the availability of an adequate number of shares for issuance under the Stock Purchase Plan is important to provide employees with an opportunity to acquire a proprietary interest in the Company and a stronger incentive to work for its continued success.

SUMMARY OF THE STOCK PURCHASE PLAN

    PURPOSE. The purpose of the Stock Purchase Plan is to provide employees of the Company and its wholly-owned subsidiaries who participate in the Stock Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

    ADMINISTRATION. The Purchase Plan is administered by a committee of three employees appointed by the Board of Directors. All questions of interpretation or application of the Stock Purchase Plan are determined in the sole discretion of the Board of Directors or its committee, and its decisions are final and binding upon all participants.

    ELIGIBILITY. Any person who is employed by the Company (or by any of its wholly-owned subsidiaries) for at least 20 hours per week and more than 30 days and is not a 5% stockholder is eligible to participate in the Purchase Plan. As of January 1, 1995, approximately 247 employees were eligible to participate in the Purchase Plan and approximately 51 of such eligible employees were participating.

    Eligible employees become participants in the Stock Purchase Plan by delivering to the Company's personnel office at least 20 days prior to the commencement of an offering period an agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

    OFFERING PERIODS.   The  three-month offering  periods commence  January  1,
April 1, July 1 and October 1 of each year.

    PURCHASE PRICE. The purchase price per share at which shares are sold under the Stock Purchase Plan is the lower of the fair market value of a share of Common Stock on the date of commencement of the offering period or the fair market value of a share of Common Stock on the last day of such offering period. The fair market value of the Common Stock on a given date shall be the closing sales price as reported by NASDAQ on such date.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not be less than 3% nor more than 10% of a participant's eligible compensation, which is defined in the Stock Purchase Plan to include the regular straight-time salary as of each payday during the offering period plus any commissions, exclusive of any payments for bonuses or other incentive compensation. A participant may institute decreases or increases in the rate of payroll deductions at any time and such increases or decreases are effective as of the commencement of the next offering period.

    No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose and such payroll deductions need not be segregated.

    PURCHASE OF STOCK; EXERCISE OF OPTION. At the beginning of each offering period, by executing an agreement to participate in the Stock Purchase Plan, each employee is in effect granted an option to purchase shares of Common Stock. The maximum number of shares placed under option to a participant in an offering period is determined by dividing the compensation that such participant has elected to have withheld during the exercise period by the fair market value of the Common Stock at the beginning of the offering period or on the last day of the exercise period, whichever is lower, provided that such number shall not be less than 10 shares nor more than 800 shares. Notwithstanding the foregoing, no employee may make aggregate purchases of stock of the Company and any other employee stock purchase plan that may be adopted by the Company qualified as such under Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), in excess of $25,000 (determined using the fair market value of the shares at the time the option is granted) during any calendar year.

    WITHDRAWAL. While each participant in the Stock Purchase Plan is required to sign an agreement authorizing payroll deductions, a participant may terminate his or her participation in the Stock Purchase Plan at any time by signing and delivering to the Company a notice of withdrawal from the Stock Purchase Plan. All of the participant's accumulated payroll deductions will be paid to the participant within 30 days after receipt of his or her notice of withdrawal and his or her participation in the current offering period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period. No resumption of payroll deductions will occur on behalf of such participant unless such participant re-enrolls in the Stock Purchase Plan by delivering a new agreement to the Company during the applicable open enrollment period preceding the commencement of a subsequent offering period. A participant's withdrawal from the Stock Purchase Plan during an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Stock Purchase Plan.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Stock Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

    CAPITAL CHANGES. If any change is made in the capitalization of the Company, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the stockholders of the Company.

    AMENDMENT AND TERMINATION OF THE PURCHASE PLAN. The Board of Directors may at any time amend or terminate the Stock Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto that adversely affects the rights of any participant. No amendment may be made to the Stock Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Stock Purchase Plan, permit payroll deductions at a rate in excess of 10% of a participant's compensation, modify the eligibility requirements or materially increase the benefits that may accrue to participants under the Stock Purchase Plan.

CERTAIN FEDERAL INCOME TAX INFORMATION.

    The Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the beginning of the offering period, offering date and more than one year after the purchase date, the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the grant date) will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to participants subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the two holding periods described above.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase of shares under the Stock Purchase Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside. It is advisable that a participant contact his or her own tax advisor concerning the application of these tax laws.

PARTICIPATION IN THE EMPLOYEE STOCK PURCHASE PLAN

    The Company cannot now determine the number of shares to be purchased in the future by the Named Executive Officers, all current executive officers as a group or all employees (including current officers who are not executive officers) as a group. During 1994, the following shares of Common Stock were purchased by such persons pursuant to the Purchase Plan:

                                 PLAN BENEFITS
                      AMENDED EMPLOYEE STOCK PURCHASE PLAN

NAME OF INDIVIDUAL OR IDENTITY                                                NUMBER OF SHARES
OF GROUP AND POSITION                                                           PURCHASED (#)      DOLLAR VALUE ($)(1)
----------------------------------------------------------------------------  -----------------  -----------------------
Phillips W. Smith ..........................................................          8,486                     0
 President and CEO
Peter J. Cassidy ...........................................................              0                     0
 Exec. VP and CFO
John R. Harding ............................................................              0                     0
 Exec VP, Sales and Marketing
 (Resigned 10/31/94)
Douglas E. Klint ...........................................................              0                     0
 VP, Secretary and General Counsel
All Current Executive Officers as a group (5 persons) ......................          8,486                     0
All employees (including current officers who are not executive
 officers) .................................................................         89,384                     0

------------------------
(1) Market value of shares on date of purchase, minus the purchase price paid.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval  of  the  amendment  to  the  Stock  Purchase  Plan  requires   the
affirmative vote of the holders of a majority of the votes cast.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL FOUR
    APPROVAL OF 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE BOARD DIRECTORS AND
             RESERVATION OF 200,000 SHARES FOR ISSUANCE THEREUNDER

    The 1995 Stock Option Plan For Non-Employee Board Directors (the "1995 Director Plan") was adopted by the Board of Directors in November 1995, and 200,000 shares of Common Stock were reserved for issuance thereunder. The terms of the 1995 Director Plan provide that it shall become effective on the date that it is approved by the stockholders. The stockholders are being requested to approve the 1995 Director Plan at the Special Meeting.

    The Company believes that the ability to grant options to non-employee directors is crucial in order to attract and retain the best available personnel for service as directors, to provide additional incentive to non-employee directors and to encourage their continued service.

SUMMARY OF 1995 BOARD OF DIRECTOR PLAN

    PURPOSE. The purposes of the 1995 Director Plan are to attract and retain the best available personnel for service as directors of the Company, to provide additional incentive to the non-employee directors and to encourage their continued service on the Board.

    ADMINISTRATION. The 1995 Director Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors of the Company. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1995 Director Plan.

    ELIGIBILITY. The 1995 Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company ("Outside Directors"). Each Outside Director shall be granted an option to purchase 15,000 shares of Common Stock (the "First Option") on the date on which he or she first becomes an Outside Director; provided, however, that no Outside Director who was an Outside Director immediately prior to the effective date of the 1995 Director Plan will receive a First Option. In addition, on the date of each Annual Meeting of Stockholders, (commencing in 1996), each Outside Director shall automatically be granted an option to purchase 7,500 shares of Common Stock of the Company (a "Subsequent Option"), if on this date such Outside Director's previously granted stock warrants or stock options, if any, are fully vested. The 1995 Director Plan provides for a maximum of 100,000 option shares that may be granted to any Outside Director.

    Currently there are four seats on the Board of Directors of the Company, two of which are occupied by non-employee directors. Each of the two non-employee directors whom will be eligible to participate in the 1995 Director Plan, subject to the terms and conditions stated below, but neither will be granted a First Option.

    TERMS OF OPTIONS. Options granted under the 1995 Director Plan have a term of ten years. Each option is evidenced by a stock option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions.

        (a) EXERCISE OF THE OPTION. Options become exercisable cumulatively to the extent of 50% of the shares subject to the option on each of the first year anniversary of the date of grant and the remaining 50% of the shares shall become vested and exercisable on the second year anniversary of the date of grant. The Subsequent Options become fully vested and exercisable on the first year anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of any of the following, or any combination of them: (i) cash, (ii) check, (iii) other shares of Common Stock (which, in the case of shares acquired upon exercise of an option granted under the 1995 Director Plan, shall have been owned by the options for more than six months on the date of surrender).

        (b) EXERCISE PRICE. The exercise price of options granted under the 1995 Director Plan shall be the fair market value on the date of grant. The Board of Directors determines such fair market value based upon the closing price of the Common Stock on the NASDAQ on the date of grant. If the date of grant is not a trading day, the price shall be determined as of the next trading day immediately preceding the date of grant.

        (c) TERMINATION OF STATUS AS A DIRECTOR. The 1995 Director Plan provides that if there is any break in continuous service of an optionee as a director (other than as a result of death or total and permanent disability), the optionee may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within three months following the date of such cessation. Notwithstanding the foregoing, in no event may an option be exercised after its ten-year term has expired.

        (d) DEATH. If an optionee should die while serving as a director of the Company, the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within twelve months following the date of the optionee's death. Notwithstanding the foregoing, in no event may an option be exercised after its ten-year term has expired.

        (e) DISABILITY. If an Optionee's continuous service as a director terminates as a result of total and permanent disability, the optionee may exercise his or her options to the extent otherwise exercisable under the 1995 Director Plan as of the date of such cessation, but only within 12 months following the date of such cessation. Notwithstanding the foregoing, in no event may an option be exercised after its ten-year term has expired.

        (f) NON-TRANSFERABILITY OF OPTIONS. An option may not be sold, pledged, assigned, HYPOTHECATED, transferred or disposed of in any manner other than by will or the laws of descent or distribution and may be exercised during the lifetime of the optionee only by the optionee.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding option, the number of shares that have been authorized for issuance under the 1995 Director Plan but as to which no options have yet been granted, as well as the price per share covered by each such outstanding option, and the number of shares issuable on exercise of options granted pursuant to the automatic grant provisions of the 1995 Director Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company (excluding conversion of any convertible securities) .

    In the event of the proposed dissolution or liquidation of the Company, to the extent that an option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

    AMENDMENT AND TERMINATION. The Board of Directors may at any time amend, alter, suspend or discontinue the 1995 Director Plan; provided, however, that the 1995 Director Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In addition, the Company shall obtain stockholder approval of any amendment to the 1995 Director Plan to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934. No action by the Board of Directors or stockholders, however, may alter or impair any option previously granted under the 1995 Director Plan without the consent of the optionee. In any event, the 1995 Director Plan will terminate in 2005. Finally, the 1995 Director Plan is subject to approval by the stockholders at the Special Stockholders Meeting.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

    The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1995 Director Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

    Options granted under the 1995 Director Plan are nonstatutory options ("NSO"). An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares arc subject to a substantial risk of forfeiture when acquired or where the optionee is subject to Section 16 of the Exchange Act, the date of taxation may be deferred unless the options files an election with the internal Revenue Service under Section 83 (b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.

    As each of the directors eligible to participate in the 1995 Director Plan could be subject to suit under Section 16(b) of the Exchange Act in the event he or she disposes of the shares acquired upon exercise of a stock option granted under the 1995 Director Plan, such directors generally will not recognize ordinary income at the time of exercise of the option or right. Instead, the time of taxation generally will be deferred until the date that the director would no longer be subject to suit upon disposition of such shares. The directors will recognize ordinary income at that time in an amount equal to the excess of the then fair market value of the shares over the purchase price. A director can avoid this deferral by filing a Section 83(b) election within 30 days after exercise of the option or right.

PLAN BENEFITS

    Non-employee directors are the only eligible participants in the 1995 Director Plan. Current non-employee directors are eligible to receive an option to purchase 7,500 shares of the Common Stock of the Company if they continue serving as such until the first annual meeting of stockholders after the options and warrants that they currently hold have fully vested. In addition, each new non-employee director will be eligible to receive an initial grant of 15,000 shares on the date on which he or she first becomes a director. See SUMMARY OF 1995 DIRECTOR PLAN, above.

REQUIRED VOTE

    Approval of the amendment to the 1995 Director Plan requires the affirmative vote of the holders of a majority of the votes cast.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 DIRECTOR PLAN.

                                 PROPOSAL FIVE
                   AMENDMENT TO CERTIFICATE OF INCORPORATION

    The Certificate of Incorporation of the Company, as currently in effect, provides that authorized capital stock shall consist of 25,000,000 shares of Common Stock, $0.10 par value, and 2,000,000 shares of Preferred Stock. The proposed amendment would increase the number of shares of Common Stock authorized for issuance by 5,00,000 to a total of 30,000,000 shares. As more fully described below, the proposed amendment is intended to provide the Company flexibility to meet its future needs for unreserved Common Stock.

    The stockholders are being asked to approve such amendment to the Certificate of Incorporation. The proposed amendment would give the Board the authority to issue additional shares of Common Stock without requiring future stockholder approval of such issuance's, except as may otherwise be required by applicable law.

REASONS FOR THE PROPOSED AMENDMENT

    The Company's number of authorized shares of Common Stock has remained at 25,000,000 since 1983. As of October 18, 1995, 19,640,838 shares of the Common Stock were issued and outstanding; 130,000 shares were reserved for issuance upon exercise of certain stock warrants; 4,057,000 shares were reserved for issuance under the Company's employee stock option plans (of which 3,000,000 shares are subject to stockholder approval); 200,000 shares were reserved for issuance under the 1995 Directors Plan (subject to stockholder approval); and 200,000 shares were reserved for issuance under the Company's Employee Stock Purchase Plan (subject to stockholder approval); leaving only 772,000 shares of Common Stock available for future issuance. The number of shares remaining available is not considered adequate for the Company's future possible requirements.

    Although the Company has no specific plans to use the additional authorized shares of Common Stock, the Company's Board of Directors believes that it is prudent to increase the number of authorized shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance's in connection with possible future actions. Such actions may include, but are not limited, to stock splits or stock dividends if the Board of Directors were to determine that it would be desirable to facilitate a broader base of shareholders. The Company's Board of Directors also believes that the increased number of shares will provide the flexibility to effect other possible actions such as financings, corporate mergers, acquisitions, employee benefit plans and for other general corporate purposes. Having such additional authorized Common Stock available for issuance in the future would allow the Board of Directors to issue shares of Common Stock without the delay and expense associated with seeking stockholder approval. Elimination of such delays and expense occasioned by the necessity of obtaining stockholder approval will better enable the
Company, among other things, to engage in financing transactions and acquisitions as well as to take advantage of changing market and financial conditions on a more competitive basis as determined by the Board of Directors.

POSSIBLE EFFECTS OF THE AMENDMENT

    If the proposed amendment is approved, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of stockholders of the Company, except as provided under applicable law. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

    In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, an effect of the increase in the number of authorized shares of Common Stock may be to deter a future takeover attempt, which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price.

    The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose anti-takeover measures in the foreseeable future.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date will be required to approve the amendment to the Certificate of Incorporation. The effect of an abstention is the same as that of a vote against the proposal. If the proposed amendment to the Certificate of Incorporation is approved by the stockholders, such amendment will become effective upon filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State. If the amendment is authorized, the text of the first paragraph of Article 4 of the Company's Certificate of Incorporation will be amended to read as follows:

    "The corporation is authorized to issue a total of 32,000,000 shares of all classes of stock, of which, 30,000,000 shall be shares of Common Stock with a par value of $0.10 per share and 2,000,000 shall be shares of series Preferred Stock with a par value of $0.10 per share."

    If the proposed amendment to the Certificate of Incorporation is not so approved, the Company's authorized capital stock will not change.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

EXECUTIVE COMPENSATION INFORMATION TABLE

SUMMARY

    The following table shows, as to the Chief Executive Officer and each of the three other executive officers, information concerning compensation paid for services to the Company in all capacities during the fiscal year ended December 31, 1994 as well as the Company's two previous fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                         LONG TERM
                                                                                      COMPENSATION-AWARDS
                                                                                        SECURITIES
                                                                  OTHER ANNUAL          UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          SALARY      BONUS            COMPENSATION            OPTIONS         COMPENSATION
            (1)               YEAR     ($)      ($) (2)               ($)                   (#)                $
----------------------------  -----  -------  ------------   ----------------------   ---------------  ------------------
Phillips W. Smith              1994  200,000             0             64,912(3)                0               19,990(4)
 President and Chief           1993  177,258             0             25,732(5)                0               11,173(6)
 Executive Officer             1992  200,000             0          --                          0               12,310(6)
Peter J. Cassidy               1994  175,000             0          --                          0                7,314(6)
 Executive Vice President      1993  161,965             0          --                          0                8,098(6)
 and Chief Financial Officer   1992  175,000             0          --                          0                8,750(6)
John R. Harding                1994  155,167        69,167              9,912(7)                0               15,112(8)
 Executive Vice President,     1993  150,866        79,134            234,465(7)(9)             0               14,206(6)
 Sales & Marketing             1992  162,005        98,000(10)          149,644(7)              0               10,348(6)
 (Resigned 10/31/94)
Douglas E. Klint               1994  120,998             0          --                          0                6,050(6)
 Vice President, General       1993  107,692             0          --                     10,000                5,385(6)
 Counsel and Corporate         1992  106,835             0              3,500(11)               0                5,341(6)
 Secretary

------------------------
 (1) On December 31, 1994 the Company had four executive officers, including the Chief Executive Officer. Mr. Harding resigned from the Company effective October 31, 1994.

 (2) Messrs. Smith, Cassidy and Klint are paid bonuses based on the Company's profitability. Mr. Harding was paid incentive compensation based on the Company revenues and profit margin.

 (3) Represents $25,937 in cost of living adjustments for California housing and $38,975 in tax gross-up reimbursement payments for 1994.

 (4) Includes $10,000 contributed by the Company to a cafeteria benefit plan, $2,310 contributed by the Company to a 401 (K) plan, and $7,680 for term life insurance expense reimbursement.

 (5) Represents $25,732 in cost of living adjustments for California housing.

 (6) Represents Company contributions to defined benefit plans.

 (7) Represents relocation expenses reimbursed by the Company in connection with Mr. Harding's relocation to California.

 (8) Includes $6,661 contributed by the Company to a cafeteria benefit plan, $2,310 contributed by the Company to a 401 (K) plan, and $6,141 for interest forgiven on a Company loan.

 (9) Approximately $65,000 of these relocation expenses represent the costs associated with the sale of Mr. Harding's New Jersey House; $80,000 represent California housing and cost of living adjustment, which expired on 2/28/94; and $90,000 represent tax gross-up reimbursement payments.

(10) Incentive compensation partially guaranteed in 1992 in connection with Mr. Harding's promotion to Executive Vice President, Sales and Marketing, and his relocation to California.

(11) Represents $3,500 reimbursed by the Company for relocation expenses.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The 1984 Stock Option Plan (the "1984 Plan") was originally adopted by the Board of Directors in March 1984 and approved by the stockholders in April 1984 and has been subsequently amended. The 1984 Plan provided for a maximum of 3,500,000 shares of Common Stock to be issued pursuant to options granted thereunder. On February 11, 1992, The Board of Directors approved an amendment to the 1984 Plan, increasing the number of shares reserved under the 1984 Plan from 3,500,000 to 4,000,000, which increase was approved by the stockholders at the 1992 Annual Meeting of Stockholders. Options granted under the 1984 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options, which do not qualify for special tax treatment. The 1984 Plan also permitted the grant of stock appreciation rights ("SARs") for all or any part of the number of shares covered by an unexercised option under the 1984 Plan. However, no SARs were ever granted. All employees of the Company were eligible to receive options and SARs under the 1984 Plan. The 1984 Plan expired in March 1994 and no further options may be granted under this plan.

    The 1984 Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. No member of the Committee may be granted an option under the 1984 Plan. The Committee (i) designates the employees (including officers and directors who are employees of the Company) to receive options, (ii) determines the number and price of shares to be optioned to each optionee, and (iii) determines such other provisions of the individual options as it may deem necessary or desirable, subject to the limitations contained in the 1984 Plan. The Board of Directors may amend the 1984 Plan at any time; however, certain amendments are subject to approval by the stockholders and any adversely affected optionees.

    Incentive stock options granted under the Plan must have a per-share exercise price of not less than the fair market value per share at the date of grant. Nonstatutory stock options may be granted at such price as may be determined by the Committee.

    The exercise price of options granted under the 1984 Plan payable in cash, but the Board of Directors may, in its discretion, allow all or any portion of the exercise price is to be paid by tendering shares of Common Stock valued at fair market value. Options may not be transferred by the optionee except by will or the laws of descent and distribution and may be exercised only while the optionee is employed by the Company or a subsidiary and for three months thereafter.

    The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. No option may be exercised more than ten years after the date of grant, and no option granted to any person who owns stock of the Company possessing more than 10% of the voting power of all capital stock of the Company may be exercised more than five years after the date of grant.

    In August 1993, the Board of Directors adopted the 1993 Stock Option Plan. See "Approval of the 1993 Stock Option Plan".

    There were no individual grants of stock options pursuant to any of the Company's stock option plans during 1994 to any of the Executive Officers named in the Summary Compensation Table above.

    The following table shows, as to the Executive Officers named in the Summary Compensation Table above, information concerning stock options exercised during the fiscal year ended December 31, 1994 and options held at fiscal year end.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                                            OPTIONS AT FY-END ($)             FY-END ($) (2)
                         SHARES ACQUIRED VALUE REALIZED ------------------------------ -----------------------------
NAME                     ON EXERCISE (#)     ($) (1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------- -----------------------------
Phillips W. Smith.......               0             0             0              0              0              0
Peter J. Cassidy........               0             0       300,000              0        114,000              0
John R. Harding.........         100,000        48,800        96,141        108,750(3)      36,534         41,325(3)
 (Resigned on 10/31/94)
Douglas E. Klint........               0             0         2,000          8,000              0              0

------------------------
(1) Market value of underlying securities, based on the last sale price of the Company's Common Stock on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System on the date of exercise, minus the exercise price.

(2) Market value of underlying securities, based on the last sale price of the Company's Common Stock on the NASDAQ National Market System at 1994 fiscal year end ($1.38 per share), minus the exercise price.

(3) These unexercised stock options expired in 1995.

CERTAIN TRANSACTIONS

    The following table sets forth information with respect to all executive officers of the Company who had indebtedness in excess of $60,000 outstanding during the past fiscal year.

                                                                                                   LARGEST
                                                                                                  PRINCIPAL    PRINCIPAL
                                                                                                   AMOUNT      BALANCE AT
 NAME/PRINCIPAL                                                                                  OUTSTANDING  DECEMBER 31,
    POSITION         LOANS          LOAN DATE           INTEREST RATE         MATURITY DATE      DURING 1994      1994
-----------------  ----------  --------------------  --------------------  --------------------  -----------  ------------
Phillips W. Smith  $1,500,000  August 27, 1992 for   one percent over      August 27, 1995 for    $1,500,000   $1,500,000
 President & CEO               $600,000 and          Prime rate            $600,000 and
                               September 1, 1993                           September 1, 1995
                               for $900,000                                for $900,000

THESE LOANS WERE PAID IN FULL IN AUGUST AND SEPTEMBER, 1995.

    These loans were made in connection with the purchase and financing of real property and in connection with the exercise of stock options by Dr. Smith. Both loans are documented with full recourse Promissory Notes signed by Dr. Smith. These loans were secured by certain real property including Dr. Smith's home in Paradise Valley, Arizona; as well as 1,200,000 shares of Common Stock of the Company owned by Dr. Smith, of which 300,000 shares were previously purchased by him in the open market.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business that will be presented for consideration at the meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares of represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Douglas E. Klint
                                          SECRETARY

Fremont, California
November 17, 1995

                                ZYCAD CORPORATION
                              47100 BAYSIDE PARKWAY
                                FREMONT, CA 94538

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The Undersigned stockholder of Zycad Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated November 13, 1995, and hereby appoints Phillips W. Smith and Douglas E. Klint, and each of them, proxies and attorneys-in-fact, with full power to represent the undersigned at the 1995 Special Annual Meeting of Stockholders of Zycad Corporation to be held on Monday, December 18, 1995 at 3:30 p.m., local time, at the Company's Headquarters, 47100 Bayside Parkway, Fremont, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. Either of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE APPROVAL OF THE 1993 STOCK OPTION PLAN, FOR THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL OF THE 1995 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS, FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. Proposal to ratify and approve the Company's 1993 Stock Option Plan (the "1993 Plan") and authorize the issuance of 1,500,000 shares of Common Stock upon the exercise of stock options granted under the 1993 Plan.

                  []  FOR         []  AGAINST       []  ABSTAIN

2. Proposal to ratify and approve the amendment to the 1993 Plan increasing the number of shares that may be issued under the 1993 Plan from 1,500,000 shares to 3,000,000 shares.

3. Proposal to ratify the amendment to the Zycad Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") increasing the number of shares that may be issued under the Stock Purchase Plan from 300,000 shares to 500,000 shares.

                  []  FOR         []  AGAINST       []  ABSTAIN

4. Proposal to approve the 1995 Stock Option Plan for Nonemployee Directors and reserve 200,000 shares of stock for issuance hereunder.

                  []  FOR         []  AGAINST       []  ABSTAIN

5. Proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of authorized Common Stock from 25,000,000 shares to 30,000,000 shares.

                  []  FOR         []  AGAINST       []  ABSTAIN

[ ]  Mark here for address change and note below

     And upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

      This proxy should be dated, signed by the stockholder exactly as his or her name appears herein, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If proxies are held by joint tenants or as community property, both should sign.

Signature:                                            Date:
           -----------------------------------------       ---------------------

Signature:                                            Date:
           ----------------------------------------        ---------------------